UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2019

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 Gillespie Way El Cajon, California	92020
(Address of Principal Executive Offices)	(Zip Code)

(619) 596-8600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None. The Registrant’s common stock is traded on the OTC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On July 8, 2019, Pure Bioscience, Inc. (the “Company”) announced that its Board of Directors (the “Board”) has taken a number of initiatives to accelerate its goal of reaching profitability. In furtherance of this goal, the Board approved a chief executive officer transition plan, under which Henry R. Lambert, the Company’s current Chief Executive Officer, agreed to retire and transition into a consulting role effective August 7, 2019 (the “Transition Date”), and Tom Y. Lee, the Company’s current Chairman of the Board, assumed the position as the Company’s new Chief Executive Officer, effective as of the Transition Date.

Consulting Agreement

In connection with the transition, the Company and Mr. Lambert entered into a Consulting Agreement, dated July 8, 2019 (the “Consulting Agreement”).

Pursuant to the terms of the Consulting Agreement, Mr. Lambert will provide consulting services to the Company for a four (4) month period following the Transition Date; provided, however, that if the Company achieves Cash Flow Breakeven (as defined in the Consulting Agreement) during such four (4) month period, the term of the consultancy shall extend an additional two (2) months. Mr. Lambert will receive $14,583 per month during the term of his consultancy. Additionally, subject to Mr. Lambert signing a release in favor of the Company, the vesting of his outstanding stock options and other equity-based awards will accelerate notwithstanding any vesting terms of such stock options and other equity-based awards.

The Consulting Agreement also requires Mr. Lambert to comply with restrictions and covenants in favor of the Company, including confidentiality, non-compete and non-solicitation provisions.

The foregoing summary of the Consulting Agreement, including the associated exhibits, does not purport to be complete, and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Consultant Agreement, dated July 8, 2019, by and between the Company and Henry R. Lambert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: July 12, 2019	By:	/s/ Henry R. Lambert
Henry R. Lambert
Chief Executive Officer